UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2009

ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-33209 333-124944	61-1478870 30-0283143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, Massachusetts	02184
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On March 18, 2009, the Audit Committee of the Board of Directors (the “Audit Committee”) of Altra Holdings, Inc., a Delaware corporation and Altra Industrial Motion, Inc., a Delaware corporation (collectively, the “Companies”) dismissed Ernst & Young LLP (“ E&Y ”) as the Companies’ independent registered public accounting firm effective as of March 20, 2009, the date of the filing of Altra Industrial Motion, Inc.’s Annual Report on Form 10-K. The actions of the Audit Committee were ratified by the Board of Directors of the Companies on March 18, 2009.

The reports of E&Y on the Companies’ consolidated financial statements for its fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Companies’ fiscal years ended December 31, 2008 and 2007 and through March 18, 2009, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Companies have provided E&Y with a copy of the foregoing disclosure and have requested that E&Y furnish the Companies with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the letter from E&Y, dated March 20, 2009, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On March 18, 2009, the Audit Committee appointed Deloitte & Touche LLP (“D&T”) as the Companies’ new independent registered public accounting firm. The actions of the Audit Committee were ratified by the Board of Directors of the Companies on March 18, 2009. The appointment of D&T will be presented to the stockholders for ratification at the Company’s 2009 Annual Meeting of Stockholders. During the Companies’ fiscal years ended December 31, 2008 and 2007 and through March 18, 2009, the date of the selection of D&T, neither the Companies, nor any person on their behalf, have consulted with D&T with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Companies’ consolidated financial statements, and no written report or oral advice was provided by D&T to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Ernst & Young LLP dated March 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.

By: /s/ Glenn E. Deegan
Name: Glenn E. Deegan
Title: Vice President & General Counsel

Date: March 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion, Inc.

By: /s/ Glenn E. Deegan
Name: Glenn E. Deegan
Title: Vice President & General Counsel

Date: March 23, 2009

EXHIBIT INDEX

16.1	Letter of Ernst & Young LLP dated March 20, 2009.